                                                                      Exhibit 23

                         Consent of Independent Auditors



We consent to the incorporation by reference of our report dated November 30, 1998, with respect to the consolidated financial statements and schedule of Commercial Intertech Corp. and subsidiaries included in this Annual Report (Form 10-K) for the year ended October 31, 1998, in the prospectus contained in the following registration statements:


 Registration
    Number                               Description                                      Filing Date
-------------         -----------------------------------------------                   -------------------
33-25795              Non-Qualified Stock Purchase Plan of
                           Commercial Intertech Corp. - Form S-8
                           Registration Statement                                       November 29, 1988

33-29980              Commercial Intertech Corp. Stock Option and
                           Award Plan of 1989 including Pre-Effective
                           Amendment No. 1 to Form S-8 Registration
                           Statement filed July 24, 1989                                July 10, 1989

33-43907              Commercial Intertech Corp. Retirement Stock
                           Ownership and Savings Plan - Form S-8
                           Registration Statement                                       November 13, 1991

33-52443              Commercial Intertech Corp. Stock Option
                           and Award Plan of 1993 - Form S-8
                           Registration Statement                                       February 28, 1994

33-61453              Commercial Intertech Corp. Stock Option
                           and Award Plan of 1995 - Form S-8
                           Registration Statement                                       August 1, 1995

333-28903             Commercial Intertech Corp. Non-Employee
                           Directors' Stock Plan - Form S-8
                           Registration Statement                                       June 10, 1997

333-41551             Commercial Intertech Corp. Non-Employee
                           Directors' Performance Share Plan - Form S-8
                           Registration Statement                                       December 5, 1997


                                             /s/Ernst & Young LLP

Cleveland, Ohio
January 21, 1999